
                                    Supplement to Accumulation Life(R) Prospectus
                                           Supplement dated May 1, 2000
                                          Prospectus dated April 30, 1998


                                     SAFECO SEPARATE ACCOUNT SL EXPENSE TABLE

PORTFOLIO EXPENSES                                                      Other Expenses
(as a percentage of average net assets)                                 (after expense
                                                     Management        reimbursement for              Total Annual
                                                          Fees          certain Portfolios
          Portfolio Expenses
-------------------------------------------------------------------------------------------------------------------

Managed by SAFECO Asset Management Company (a)
         RST Equity Portfolio                            0.74%                0.02%                       0.76%
         RST Growth Opportunities Portfolio              0.74%                0.04%                       0.78%
         RST Northwest Portfolio                         0.74%                0.10%                       0.84%
         RST Bond Portfolio                              0.74%                0.17%                       0.91%

Managed by Fidelity Management & Research Company (a)
    (Initial Class shares only)
         VIP Money Market Portfolio                      0.18%                0.09%                       0.27%
         VIP High Income Portfolio                       0.58%                0.11%                       0.69%
         VIP Equity-Income Portfolio (b)                 0.48%                0.08%                       0.56%
         VIP Growth Portfolio        (b)                 0.58%                0.07%                       0.65%
         VIP Overseas Portfolio      (b)                 0.73%                0.14%                       0.87%
         VIP II Investment Grade Bond Portfolio          0.43%                0.11%                       0.54%
         VIP II Asset Manager Portfolio (b)              0.53%                0.09%                       0.62%
         VIP II Index 500 Portfolio                      0.24%                0.04%                       0.28%
         VIP II Asset Manager: Growth Portfolio (b)      0.58%                0.12%                       0.70%
         VIP II Contrafund Portfolio (b)                 0.58%                0.07%                       0.65%

Managed by Lexington Management Corporation (a)
         Lexington Natural Resources Trust               1.00%                0.33%                       1.33%
         Lexington Emerging Markets Fund, Inc.           0.85%                0.85%                       1.70%




-------------------------------------------------------------------------------------------------------------------

(a)  In some  cases  the  fund  advisers  or  other  parties  agree  to waive or reimburse all or a portion of the portfolio expenses.  For those portfolios where such an agreement exists, the expenses absent waiver or reimbursement would have been .34% for the VIP II Index 500 Portfolio.  See the portfolio prospectuses  for more  detailed  information.  To the  extent it  performs
     services   for  the  fund,   SAFECO   Life  may   receive  an  asset  based
     administrative fee from the fund's advisor or distributor.  In addition, we have  Fund  Participation  Agreements  with  each  of the  non-SAFECO  fund managers that describe the administrative practices and responsibilities of the parties.

(b)  A portion of the brokerage  commissions  that certain funds pay was used to reduce fund  expenses.  In  addition,  through  arrangements  with  certain funds', or FMR on behalf of certain funds', custodian,  credits realizes as a result of uninvested  cash balances were used to reduce a portion of each applicable fund's expenses.  Without these reductions,  the total operating expenses  presented in the table .57% for the VIP Equity-Income  Portfolio;
     .66% for the VIP Growth Portfolio;  .91% for VIP Overseas  Portfolio;  .63%
     for the VIP II Asset Manager Portfolio;  .71% for the VIP II Asset Manager:
     Growth Portfolio; .67% for the VIP II Contrafund Portfolio.

The above portfolio expenses were provided by the portfolios. We have not independently verified the accuracy of the information.


Explanation of Expense Table

The purpose of the Expense Table is to show the various expenses you will incur directly and indirectly by investing in the policy. Changes to the portfolio expenses affect the results of Appendix B and C in your prospectus and any previous supplements. Although we have chosen not to update Appendix B or C here, they still generally show how expenses and charges affect your contract value.

  The disclosure set forth below is added to the information under the heading
                "The Separate Account" found in the prospectus.


We reserve the right to combine the Separate Account with one or more of our other separate accounts or to deregister the Separate Account under the 1940 Act if such registration is no longer required.



        The address of SAFECO Life Insurance Company has been changed to:


SAFECO Life Insurance Company
5069 154th Place NE
Redmond, WA 98052